                         Morgan Stanley Technology Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hansen  11/15  6,250,  $12.00 $75,000  145,80    2.33%  0.58%   Morgan  JPMorg
Medica   /06    000             ,000      0                     Stanle    an
l Inc.                                                            y,     Chase
                                                                JPMorg
                                                                 an,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Leerin
                                                                  k
                                                                Swann
                                                                  &
                                                                Compan
                                                                  y

                                                                Credit
                                                                Suisse
 First  11/16    -     $20.00 $400,00  40,700    0.20%  0.27%     ,     Credit
Solar,   /06                   0,000                            Morgan  Suisse
 Inc.                                                           Stanle   First
                                                                  y,    Boston
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC

                                                                Credit
                                                                Suisse
 First  11/16    -     $20.00 $400,00    300     0.00%  0.00%     ,       SG
Solar,   /06                   0,000                            Morgan   Cowen
 Inc.                                                           Stanle  Securi
                                                                  y,     ties
                                                                Piper    Corp
                                                                Jaffra
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC
                                                                Merril
                                                                  l
                                                                Lynch
Clearw  3/7/0  24,000  $25.00 $600,00  24,300    0.10%  0.23%   & Co.,  Merril
  ire     7     ,000           0,000                            Morgan     l
 Corp                                                           Stanle   Lynch
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                  rs
                                                                 LLC,
                                                                Stifel
                                                                Nicola
                                                                  us
                                                                Morgan
                                                                Stanle
Bigban  3/14/                                                     y,
   d      07   10,700  $13.00 $139,10  30,600    0.29%  0.15%   Merril  Merril
Networ          ,000           0,000                              l        l
  ks                                                            Lynch    Lynch
 Inc.                                                           & Co.,   & Co.
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC
                                                                Morgan
                                                                Stanle
Bigban  3/14/                                                     y,
   d      07   10,700  $13.00 $139,10   2,000    0.02%  0.01%   Merril  Jeffer
Networ          ,000           0,000                              l      ies &
  ks                                                            Lynch   Compan
 Inc.                                                           & Co.,     y
                                                                Jeffer
                                                                ies &
                                                                Compan
                                                                  y,
                                                                Cowen
                                                                 and
                                                                Compan
                                                                  y,
                                                                ThinkE
                                                                quity
                                                                Partne
                                                                rs LLC